UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 14, 2025

THE SHYFT GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Michigan	001-33582	38-2078923
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

41280 Bridge Street, Novi, Michigan 48375
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (517) 543-6400

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock	SHYF	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07         Submission of Matters to a Vote of Security Holders

The Shyft Group, Inc. (the “Company”) held its annual meeting of shareholders on May 14, 2025 (the “Annual Meeting”). There were 34,932,272 shares of the Company's common stock outstanding and entitled to vote at the Annual Meeting and there were 30,463,060 shares of common stock represented in person or by proxy at the Annual Meeting, which constituted a quorum to conduct business.

Four proposals were voted upon at the Annual Meeting. The proposals are described in detail in the Company's proxy statement filed with the Securities and Exchange Commission on March 31, 2025. Proposals one, two and four were voted in favor of and proposal three was voted against. The voting results regarding each proposal are set forth below.

Proposal 1: Election to the Company’s Board of Directors for a three-year term:

Nominee	For	Withheld	Broker Non-Votes
James Sharman	19,420,702	7,718,816	3,323,542
Carl Esposito	26,848,507	291,011	3,323,542
Terri Pizzuto	26,895,343	244,175	3,323,542

Proposal 2: Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025:

For	Against	Abstain
30,282,177	145,190	35.693

Proposal 3: Approval, on a non-binding basis, of the compensation paid to the Company's Named Executive Officers:

For	Against	Abstain	Broker Non-Votes
10,093,413	15,799,365	1,246,740	3,323,542

Proposal 4: Approval of the amendment and restatement of The Shyft Stock Incentive Plan:

For	Against	Abstain	Broker Non-Votes
26,184,764	933,484	21,270	3,323,542

Item9.01.         Financial Statements and Exhibits.

        d)          Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHYFT GROUP, INC.
Dated: May 14, 2025		/s/ Joshua A. Sherbin
By: Joshua A. Sherbin Chief Legal, Administrative and Compliance Officer and Corporate Secretary
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